UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2004

XATA CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815

(State of other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

151 East Cliff Road, Suite 10, Burnsville, Minnesota 55337
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (952) 707-5600

(Former name, former address and former fiscal year, if changed since last report): N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 21, 2004, our chief operating officer and chief financial officer, John G. Lewis, tendered his resignation. Mr. Lewis will continue to serve in his current capacity until January 7, 2005 and as a part-time employee of the Company from January 8, 2005 through February 18, 2005. The Company has not yet hired a replacement.

Exhibit No.	Description
99.1	Press Release dated December 22, 2004

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2004

XATA CORPORATION
By:	/s/ Craig Fawcett
Craig Fawcett, Chief Executive Officer
(Principal executive officer) and Authorized Signatory

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